Exhibit 13.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with SOPHiA GENETICS SA’s annual report on Form 20-F for the year ended December 31, 2025 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Jurgi Camblong, the Chief Executive Officer of SOPHiA GENETICS SA, certify that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results                     of operations of SOPHiA GENETICS SA.

Date: March 3, 2026

/s/ Jurgi Camblong
Name: Jurgi Camblong
Title: Chief Executive Officer